6-1162-KJJ-054


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:	Letter Agreement No. 6-1162-KJJ-054 to
		Purchase Agreement No. 1810 - Business
		Matters


This Letter Agreement amends Purchase Agreement No.
1810 dated January 19, 1994 (the Agreement) between The
Boeing Company (Boeing) and Southwest Airlines Co.
(Buyer) relating to the sale by Boeing and the purchase by Buyer of ninety-four (94) additional Model 737-7H4
Block "T" Aircraft, and Letter Agreement 6-1162-RLL-
933R9, dated even date herewith, entitled "Option
Aircraft", to the extent it relates to the sale by Boeing and the purchase by Buyer of twenty-five (25)
Block "U" additional Model 737-7H4 aircraft (the Option
Aircraft) and one hundred seventy-one (171) Block "V"
Rollover Option Aircraft (the Rollover Option
Aircraft). Such total of two hundred ninety (290) aircraft are referred herein as the "2000 Order
Aircraft."

For the purposes of clarification, the terms of the following Letter Agreements do not apply to the 2000
Order Aircraft described above:

6-1161-RLL-936, as amended, "Certain Contractual
Matters"
6-1162-RLL-1855, as amended, "Additional Contractual
Matters"

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.






*** 	Pursuant to 17 CFR, 240.24b-2, confidential information has been
	omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment
	Application filed with the Commission.


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12.	Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without prior written consent of Boeing disclose this Letter Agreement, except as provided in Letter
Agreement 6-1162-RLL-934, as amended.



Very truly yours,

THE BOEING COMPANY

By   /s/ Alan Mulally

Its   Attorney-in-Fact
	President
	Commercial Airplanes Group

ACCEPTED AND AGREED TO as of this

date: June 22, 2000

SOUTHWEST AIRLINES CO.



By   /s/ Herb Kelleher

Its  CEO


Southwest Airlines Co.
6-1162-KJJ-054



P.A. No. 1810		SA-13